UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2022

NOVUS CAPITAL CORPORATION II
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39982	85-3230987
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8556 Oakmont Lane

Indianapolis, IN 46260

(Address of Principal Executive Offices) (Zip Code)

(317) 590-6959

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	NXU.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	NXU	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	NXU WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

At a special meeting of the stockholders of Novus Capital Corporation II, a Delaware corporation (“Novus”) held on February 10, 2022 (the “Special Meeting”), the stockholders of Novus approved the transactions contemplated by the Business Combination Agreement and Plan of Reorganization, dated September 8, 2021 (the “Business Combination Agreement”), by and among Novus, Energy Vault, Inc., a Delaware corporation (“Legacy Energy Vault”) and NCCII Merger Corp., a Delaware corporation and wholly owned subsidiary of Novus (“Merger Sub”). Pursuant to the terms of the Business Combination Agreement, a business combination of Legacy Energy Vault and Novus will be effected through the merger of Legacy Energy Vault with and into Merger Sub, with Legacy Energy Vault surviving as a wholly owned subsidiary of Novus (the “Merger” and, collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). The closing of the Business Combination is anticipated to take place on February 11, 2022 at which time Novus will change its name from Novus Capital Corporation II to Energy Vault Holdings, Inc.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 10, 2022, Novus held the Special Meeting for the following purposes:

•	The “Business Combination Proposal” — To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, and the transactions contemplated thereby, pursuant to which Novus will issue shares of common stock of Novus (“Combined Company Common Stock”) to holders of common stock of Energy Vault (“Energy Vault Common Stock”) and Merger Sub will merge with and into Legacy Energy Vault, with Legacy Energy Vault surviving the Merger and becoming a wholly-owned direct subsidiary of Novus;

•	The “Charter Proposals” — To consider and vote upon amendments to Novus’s amended and restated certificate of incorporation. The proposed amendments detailed below were voted on separately and the results are as set forth below:

o	Name Change Charter Amendment — to change Novus’s name to “Energy Vault Holdings, Inc.”;

o	Common Stock Reclassification Amendment – to eliminate the Class B Common Stock classification and provide for a single class of common stock;

o	The Authorized Share Charter Amendment —To change the number of authorized shares of Novus’s capital stock, par value $0.0001 per share, from 525,000,000 shares, consisting of (a) 520,000,000 shares of common stock, including 500,000,000 shares of Class A Common Stock and 20,000,000 shares of Class B Common Stock and (b) 5,000,000 shares of preferred stock, to 505,000,000 shares, consisting of (i) 500,000,000 shares of common stock and (ii) 5,000,000 shares of preferred stock;

o	The Director Removal Charter Amendment — to provide that any director or the entire board of directors of Novus may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of Novus’s capital stock entitled to vote thereon, voting together as a single class;

o	Corporate Opportunity Charter Amendment — to eliminate the current limitations in place on the corporate opportunity doctrine;

o	Voting Thresholds Charter Amendment — to increase the required vote thresholds for approving amendments to the bylaws and to certain specified provisions of the certificate of incorporation to 66 2/3% ; and

o	Additional Charter Amendment — to approve all other changes including eliminating certain provisions related to special purpose acquisition corporations that will no longer be relevant following the closing of the Business Combination (the “Closing”).

•	The “Equity Incentive Plan Proposal”— To consider and vote upon the adoption of the Energy Vault Holdings, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) established to be effective after the Closing to assist Novus, immediately upon consummation of the Business Combination (the “Combined Company”) in retaining the services of eligible employees, directors and consultants, to secure and retain the services of new employees, directors and consultants and to provide incentives for such persons to exert maximum efforts for the Combined Company’s success;

•	The NYSE Proposal — To consider and vote upon a proposal to (i) issue Combined Company Common Stock to (a) the holders of Energy Vault Common Stock as a result of the Merger pursuant to the Business Combination Agreement and (b) the investors in the PIPE; and (ii) issue equity awards under the 2022 Plan if such plan is approved in accordance with the Equity Incentive Plan Proposal.

There were 28,750,000 shares of Novus Class A Common Stock, and 7,187,500 shares of Novus Class B common stock, issued and outstanding on the record date for the Special Meeting. At the Special Meeting, there were 26,408,651 shares voted by proxy or in person, which constituted a quorum. The results for each matter were as follows:

Business Combination Proposal: Novus’s stockholders approved the Business Combination Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
25,778,478	587,935	42,238	N/A

Charter Proposals: Novus’s stockholders approved the Charter Proposals, based on the following votes:

Name Change Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
25,778,498	587,735	42,418	N/A

Common Stock Reclassification Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
25,778,172	587,259	43,220	N/A

The Authorized Share Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
25,770,974	589,240	48,437	N/A

The Director Removal Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
25,727,414	627,329	53,908	N/A

The Corporate Opportunity Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
25,754,309	598,215	56,127	N/A

Voting Thresholds Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
25,721,689	640,858	46,104	N/A

Additional Charter Amendment

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
25,777,157	587,735	43,759	N/A

Equity Incentive Plan Proposal: Novus’s stockholders approved the Equity Incentive Plan Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
25,501,840	853,444	53,367	N/A

NYSE Proposal: Novus’s stockholders approved the NYSE Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
24,739,719	1,619,736	49,196	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2022	NOVUS CAPITAL CORPORATION II

	By:	/s/ Vincent Donargo
Name: Vincent Donargo Title: Chief Financial Officer